AB Cap Fund, Inc.

AB Concentrated Growth Fund

Portfolio of Investments

March 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Information Technology – 31.4%
Electronic Equipment, Instruments & Components – 10.3%
Amphenol Corp. - Class A	855,768	$56,455,015
CDW Corp./DE	384,311	63,699,548

		120,154,563

IT Services – 11.9%
Automatic Data Processing, Inc.	228,320	43,031,471
Mastercard, Inc. - Class A	272,360	96,973,778

		140,005,249

Software – 9.2%
Microsoft Corp.	458,900	108,194,853

		368,354,665

Health Care – 20.4%
Health Care Equipment & Supplies – 7.4%
Abbott Laboratories	720,814	86,382,350

Life Sciences Tools & Services – 8.1%
IQVIA Holdings, Inc.(a)	495,777	95,754,370

Pharmaceuticals – 4.9%
Zoetis, Inc.	364,394	57,384,767

		239,521,487

Consumer Discretionary – 15.0%
Auto Components – 4.5%
Aptiv PLC(a)	381,984	52,675,593

Specialty Retail – 4.8%
TJX Cos., Inc. (The)	843,834	55,819,619

Textiles, Apparel & Luxury Goods – 5.7%
NIKE, Inc. - Class B	507,247	67,408,054

		175,903,266

Industrials – 9.8%
Building Products – 0.9%
Allegion PLC	87,880	11,039,486

Commercial Services & Supplies – 4.2%
Stericycle, Inc.(a)	728,908	49,208,579

Professional Services – 4.7%
Verisk Analytics, Inc. - Class A	314,613	55,588,971

		115,837,036

Communication Services – 8.6%
Interactive Media & Services – 8.6%
Alphabet, Inc. - Class C(a)	20,070	41,517,404
Facebook, Inc. - Class A(a)	201,046	59,214,078

		100,731,482

Company	Shares	U.S. $ Value

Financials – 4.8%
Capital Markets – 4.8%
Charles Schwab Corp. (The)	865,926	$56,441,057

Materials – 4.5%
Chemicals – 4.5%
International Flavors & Fragrances, Inc.	375,704	52,452,035

Real Estate – 3.5%
Equity Real Estate Investment Trusts (REITs) – 3.5%
American Tower Corp.	171,940	41,103,976

Total Common Stocks (cost $777,655,816)		1,150,345,004

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.01%(b) (c) (d) (cost $22,915,349)	22,915,349	22,915,349

Total Investments – 100.0% (cost $800,571,165)(e)		1,173,260,353

Other assets less liabilities – 0.0%		563,501

Net Assets – 100.0%		$1,173,823,854

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)

As of March 31, 2021, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $372,689,188 and gross unrealized depreciation of investments was $(0), resulting in net unrealized appreciation of $372,689,188.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

REIT – Real Estate Investment Trust

AB Cap Fund, Inc.

AB Concentrated Growth Fund

March 31, 2021 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2021:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$1,150,345,004	$—	$—	$1,150,345,004
Short-Term Investments	22,915,349	—	—	22,915,349

Total Investments in Securities	1,173,260,353	—	—	1,173,260,353
Other Financial Instruments(b)	—	—	—	—

Total	$1,173,260,353	$—	$—	$1,173,260,353

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended March 31, 2021 is as follows:

Fund	Market Value 06/30/2020 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2021 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,875	$254,927	$237,887	$22,915	$3

4